                                                                  EXHIBIT 10.10

                     INVESTOR STOCKHOLDERS JOINDER AGREEMENT

         THIS INVESTOR STOCKHOLDERS JOINDER AGREEMENT (this "Joinder") is executed as of March 28, 2003, by and among Bostrom Holding, Inc., a Delaware corporation (the "Company"), J2R Partners VI ("J2R"), CVS Partners, LP ("CVS Partners"), and CVS Executive Investco LLC ("Investco" together with J2R and CVS Partners, the "New Investors").

         WHEREAS, the Company, Onex Corporation, J2R Partners VII and certain other stockholders of the Company are party to that certain Investor Stockholders Agreement, dated as of October 5, 2000, as amended (the "Stockholders Agreement"). Capitalized terms used but not defined herein have the meaning given to them in the Stockholders Agreement.

         WHEREAS, the New Investors have acquired shares in the Company pursuant to that certain Agreement and Plan of Merger, dated even herewith, by and between the Company, CVS Merger Co., and CVS Holdings, Inc.

         WHEREAS, the Company desires to provide the New Investors rights under the Stockholders Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Joinder. The parties hereto agree that, by and upon execution of this Joinder, each New Investor (i) shall be a party to the Stockholders Agreement, (ii) shall be an "Other Stockholder" and a "Stockholder" (as such terms are defined in the Stockholders Agreement) and (iii) shall be entitled to the rights and benefits and subject to the duties and obligations of an Other Stockholder and a Stockholder thereunder, as fully as if such New Investor had been an original signatory thereto in such capacity.

         2. Continuing Effect. Other than as modified in accordance with the foregoing provisions, the remaining terms of the Stockholders Agreement remain in full force and effect.

         3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         4. Governing Law. All questions concerning the construction, validity and interpretation of this Joinder shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of Delaware.

         5. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

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         IN WITNESS WHEREOF, this Joinder has been entered into as of the date first above written.

                                                BOSTROM HOLDING, INC.

                                                By: /s/ Daniel F. Moorse
                                                    ----------------------------
                                                Name:   Daniel F. Moorse
                                                      --------------------------
                                                Its:    Vice President
                                                     ---------------------------

                                                J2R PARTNERS VI

                                                By: /s/ S.A. Johnson
                                                    ----------------------------
                                                Name:   S.A. Johnson
                                                      --------------------------
                                                Its:    Managing Partner
                                                     ---------------------------

                                                CVS PARTNERS, LP

                                                By: /s/ Eric Rosen
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Its:
                                                     ---------------------------

                                                CVS EXECUTIVE INVESTCO LLC

                                                By: /s/ Eric Rosen
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Its:
                                                     ---------------------------

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  [Continuation to signature page for Investor Stockholders Joinder Agreement]

Acknowledged and Agreed:

                                                     J2R PARTNERS VI
/s/ S.A. Johnson
-----------------------------------                  By: /s/ Daniel F. Moorse
S.A. JOHNSON                                             -----------------------
                                                     Its:    Daniel F. Moorse
                                                          ----------------------

                                                     BAIRD CAPITAL PARTNERS III
                                                     LIMITED PARTNERSHIP
/s/ Scott D. Rued
-----------------------------------                  By: /s/ C. Andrew Brickman
SCOTT D. RUED                                            -----------------------
                                                     Its:    Director
                                                          ----------------------

                                                     BCP III AFFILIATES FUND
                                                     LIMITED PARTNERSHIP
/s/ J. Reid Porter
-----------------------------------                  By: /s/ C. Andrew Brickman
J. REID PORTER                                           -----------------------
                                                     Its:    Director
                                                          ----------------------

                                                     BCP III SPECIAL AFFILIATES
                                                     LIMITED PARTNERSHIP
/s/ Carl E. Nelson
-----------------------------------                  By: /s/ C. Andrew Brickman
CARL E. NELSON                                           -----------------------
                                                     Its:    Director
                                                          ----------------------

                                                     BAIRD CAPITAL PARTNERS II
                                                     LIMITED PARTNERSHIP
/s/ David J. Huls
-----------------------------------                  By: /s/ C. Andrew Brickman
DAVID J. HULS                                            -----------------------
                                                     Its:    Director
                                                          ----------------------

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  [Continuation to signature page for Investor Stockholders Joinder Agreement]

                                                 BCP II AFFILIATES FUND
                                                 LIMITED PARTNERSHIP
/s/ Daniel F. Moorse
-----------------------------------              By: /s/ C. Andrew Brickman
DANIEL F. MOORSE                                     ---------------------------
                                                 Its:    Director
                                                      --------------------------

                                                 RANDOLPH STREET PARTNERS II
/s/ Judith V. Vijums
-----------------------------------              By: /s/ [ILLEGIBLE]
JUDITH V. VIJUMS                                     ---------------------------
                                                 Its:
                                                      --------------------------

HIDDEN CREEK INDUSTRIES                          NORWEST EQUITY PARTNERS VII, LP

By:                                              By: /s/ [ILLEGIBLE]
   --------------------------------                 ----------------------------
Its:                                             Its: Partner
    -------------------------------                  ---------------------------